UNITED STATES
                      SECURITIES AND EXCHANGE COMMISSION
                              Washington, D.C. 20549

                      ___________________________________

                                     FORM 8-K

                  Current Report Pursuant to Section 13 or 15(d) of
                         the Securities Exchange Act of 1934


               Date of Report (Date of earliest event reported):

                                  July 26, 2004


 	                  HARRIS & HARRIS GROUP, INC.
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              (Exact name of registrant as specified in its charter)



New York                            0-11576                13-3119827
(State or other jurisdiction  (Commission File       (I.R.S. Employer
of incorporation)                 Number)            Identification No.)



                              111 West 57th Street
                            New York, New York  10019
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             (Address of principal executive offices and zip code)


	Registrant's telephone number, including area code: (212) 582-0900
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 Item 7.	  Financial Statements and Exhibits

      (a)  Not applicable.

      (b)  Not applicable.

      (c)  Exhibits.


            Exhibit No.			Description

              99.1			Press release dated July 20, 2004


Item 9.	Regulation FD Disclosure.

In accordance with interim guidance of the Securities and Exchange Commission, this disclosure pursuant to Item 12 of Form 8-K is made under Item 9.

On July 20, 2004, Harris & Harris Group, Inc. issued a press release announcing its financial results for the period ending June 30, 2004. The text of the press release is included as an exhibit to this Form 8-K. Pursuant to the rules and regulations of the Securities and Exchange
Commission, such exhibit and the information set forth therein and herein is deemed to be furnished and shall not be deemed to be filed.



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SIGNATURES


      Pursuant to the requirements of the Securities
Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



Date:	July 26, 2004	             HARRIS & HARRIS GROUP, INC.


                                     By: /s/ Helene B. Shavin
				        ------------------------
        	                        Helene B. Shavin
					Vice President and Controller


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                            EXHIBIT INDEX

Exhibit No.	Description

  99.1	        Press release dated July 20, 2004






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